Exhibit 11 under Form N-1A
                                          Exhibit 23 under Item 601/Reg SK



                               ARTHUR ANDERSEN LLP








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 30 to Form N-1A Registration Statement of Tax-Free Instruments Trust of our report dated May 14, 1998, on the financial statements as of March 31, 1998, of Tax-Free Instruments Trust, included in or made a part of this registration statement.



By: /s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
May 28, 1998